                            DATA TRANSLATION, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS AND
                             IN NEW YORK, NEW YORK
  NUMBER                                                        SHARES


COMMON STOCK                                 SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP 238016 10 9

THIS IS TO CERTIFY THAT:


is the owner of

    fully paid and non-assessable share of COMMON STOCK, $.01 par value, of

                            DATA TRANSLATION, INC.
                             CERTIFICATE OF STOCK

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware to the Certificate of Incorporation and By-Laws of the Corporation, all as in effect from time to time. The Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                    [SEAL]

              /s/ Gary B. Godin                    /s/ Alfred A. Molinari, Jr.
                      TREASURER                                      PRESIDENT


COUNTERSIGNED AND REGISTERED:
          BOSTON EQUISERVE, L.P.
                                 TRANSFER AGENT
                                  AND REGISTRAR
BY:

                           AUTHORIZED SIGNATURE

                            DATA TRANSLATION, INC.

     The Corporation is authorized to issue more than one class of stock. The Corporation will furnish without charge to each stockholder who requests a copy of the powers, designations, preferences and relative, participating, optional, or other special rights of each outstanding class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

                            DATA TRANSLATION, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                   UNIF GIFT MIN ACT-________ Custodian _______
                                                                         (Cust)            (Minor)
     TEN ENT - as tenants by the entireties                            under Uniform Gifts to Minors

     JT TEN  - As joint tenants with right of                          Act ________________
               survivorship and not as tenants                                 (State)
               in common

    Additional abbreviations may also be used though not in the above list.

For value received, _____________ hereby sell, assign and transfer unto

    Please insert social security or other
       identifying number of assignee

   [_______________________________________]


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

___________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________ Attorney to transfer the said stock on the books of the within name Company with full power of substitution in the premises.

Dated ______________________

                                 _______________________________________________
                                 THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                         NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

          SIGNATURE GUARANTEE:   ______________________________________________
                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                 STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                                 CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                                 SIGNATURE GUARANTEE MEDALLION PROGRAM).
                                 PURSUANT TO S.E.C. RULE 17Ad-15.